                         AUSTIN FUNDING.COM CORPORATION,
                                   as Issuer,





                                   $10,000,000



                                   8% SECURED
                 SUBORDINATED DEBENTURES DUE DECEMBER ____, 2015

                              ---------------------

                                    INDENTURE

                          Dated as of ___________, 1999

                              ---------------------

                            NORWEST BANK TEXAS, N.A.

                                   as Trustee

                              ---------------------



--------------------------------------------------------------------------------

                             CROSS REFERENCE TABLE*

TIA                                                                                                      INDENTURE
SECTION                                                                                                  SECTION
-------                                                                                                  -------
310(a)(1)..................................................................................................... 7.10
      (a)(2).................................................................................................  7.10
      (a)(3)................................................................................................ N.A.**
      (a)(4).................................................................................................. N.A.
      (b)............................................................................................... 7.08; 7.10
      (c)......................................................................................................N.A.
3.11(a)........................................................................................................7.11
      (b)......................................................................................................7.11
      (c)......................................................................................................N.A.
3.12(a)........................................................................................................2.05
      (b).....................................................................................................12.03
      (c).....................................................................................................12.03
      (d)......................................................................................................7.06
3.13(a)........................................................................................................7.06
      (b)(1).................................................................................................. N.A.
      (b)(2)...................................................................................................7.06
      (c).....................................................................................................12.02
      (d)......................................................................................................7.06
3.14(a).................................................................................................4.02; 12.02
      (b)......................................................................................................N.A.
      (c)(1)..................................................................................................12.04
      (c)(2)..................................................................................................12.04
      (c)(3)...................................................................................................N.A.
      (d)......................................................................................................N.A.
      (e).....................................................................................................12.05
      (f)......................................................................................................4.03
3.15(a)........................................................................................................7.01
      (b)...............................................................................................7.05; 12.02
      (c)......................................................................................................7.01
      (d)......................................................................................................7.01
      (e)......................................................................................................6.11
3.16(a) (last sentence)2.08
      (a)(1)(A)................................................................................................6.05
      (a)(1)(B)................................................................................................6.04
      (a)(2)...................................................................................................N.A.
      (b)......................................................................................................6.07
3.17(a)(1).....................................................................................................6.08
      (a)(2)...................................................................................................6.09
      (b)......................................................................................................2.04
3.18(a).......................................................................................................12.01

* Note: This Cross Reference Table shall not, for any purpose, be deemed to be part of the Indenture.

**   Note:   N.A. means Not Applicable.

                                TABLE OF CONTENTS



ARTICLE 1.........................................................................................................1
      DEFINITIONS AND INCORPORATION BY REFERENCE..................................................................1
      SECTION 1.01. Definitions...................................................................................1
      SECTION 1.02. Other Definitions.............................................................................5
      SECTION 1.03. Incorporation by Reference of Trust Indenture Act ............................................5
      SECTION 1.04. Rules of Construction.........................................................................5

ARTICLE 2.........................................................................................................6
      THE SECURITIES..............................................................................................6
      SECTION 2.01.  Form and Dating..............................................................................6
      SECTION 2.02.  Execution and Authentication.................................................................6
      SECTION 2.03.  Registrar and Paying Agent...................................................................7
      SECTION 2.04.  Paying Agent to Hold Money and Securities in Trust...........................................7
      SECTION 2.05.  Holder Lists.................................................................................7
      SECTION 2.06.  Exchange and Registration of Transfer of Securities; Restrictions on Transfers; Depositary...7
      SECTION 2.07.  Replacement Securities.......................................................................8
      SECTION 2.08.  Outstanding Securities; Determinations Of Holders' Action....................................9
      SECTION 2.09.  Temporary Securities.........................................................................9
      SECTION 2.10   Cancellation................................................................................10
      SECTION 2.11.  Persons Deemed Owners.......................................................................10
      SECTION 2.12.  CUSIP Numbers...............................................................................10
      SECTION 2.13.  Restrictions On Transfer....................................................................10

ARTICLE 3........................................................................................................11
      REDEMPTION AND REPURCHASES.................................................................................11
      SECTION 3.01.  Right To Redeem; Notices To Trustee.........................................................11
      SECTION 3.02.  Selection Of Securities To Be Redeemed......................................................11
      SECTION 3.03.  Notice Of Redemption........................................................................11
      SECTION 3.04.  Effect Of Notice Of Redemption..............................................................12
      SECTION 3.05.  Deposit Of Redemption Price.................................................................12
      SECTION 3.06.  Securities Redeemed In Part.................................................................12
      SECTION 3.07.  Conversion Arrangement On Call For Redemption...............................................13

ARTICLE 4........................................................................................................13
      COVENANTS..................................................................................................13
      SECTION 4.01.  Payment of Securities.......................................................................13
      SECTION 4.02.  Financial Information; SEC Reports..........................................................14
      SECTION 4.03.  Compliance Certificate......................................................................14
      SECTION 4.04.  Further Instruments and Acts................................................................14
      SECTION 4.05.  Maintenance of Office or Agency. ...........................................................15
      SECTION 4.06.  Existence...................................................................................15

ARTICLE 5........................................................................................................15
      SUCCESSOR CORPORATION......................................................................................15
      SECTION 5.01.  When the Company May Merge or Transfer Assets...............................................15

ARTICLE 6........................................................................................................16
      DEFAULTS AND REMEDIES......................................................................................16
      SECTION 6.01.  Events of Default...........................................................................16
      SECTION 6.02.  Acceleration................................................................................17
      SECTION 6.03.  Other Remedies..............................................................................17
      SECTION 6.04.  Waiver of Past Defaults.....................................................................17
      SECTION 6.05.  Control by Majority.........................................................................17
      SECTION 6.06.  Limitation on Suits.........................................................................18
      SECTION 6.07.  Rights of Holders to Receive Payment........................................................18
      SECTION 6.08.  Collection Suit by Trustee..................................................................18
      SECTION 6.09.  Trustee May File Proofs of Claim............................................................18
      SECTION 6.10.  Priorities..................................................................................19
      SECTION 6.11.  Undertaking for Costs.......................................................................19
      SECTION 6.12.  Waiver of Stay, Extension or Usury Laws.....................................................20

ARTICLE 7........................................................................................................20
      TRUSTEE....................................................................................................20
      SECTION 7.01.  Duties of Trustee...........................................................................20
      SECTION 7.02.  Rights of Trustee...........................................................................21
      SECTION 7.03.  Individual Rights of Trustee................................................................22
      SECTION 7.04.  Trustee's Disclaimer........................................................................22
      SECTION 7.05.  Notice of Defaults..........................................................................22
      SECTION 7.06.  Reports by Trustee to Holders...............................................................22
      SECTION 7.07.  Compensation and Indemnity..................................................................22
      SECTION 7.08.  Replacement of Trustee......................................................................23
      SECTION 7.09.  Successor Trustee by Merger.................................................................24
      SECTION 7.10.  Eligibility; Disqualification...............................................................24
      SECTION 7.11.  Preferential Collection of Claims Against Company...........................................24

ARTICLE 8........................................................................................................24
      DISCHARGE OF INDENTURE.....................................................................................24
      SECTION 8.01.  Discharge of Liability on Securities........................................................24
      SECTION 8.02.  Repayment to the Company....................................................................25

ARTICLE 9........................................................................................................25
      AMENDMENTS.................................................................................................25
      SECTION 9.01.  Without Consent of Holders..................................................................25
      SECTION 9.02.  With Consent of Holders.....................................................................25
      SECTION 9.03.  Compliance with Trust Indenture Act. .......................................................26
      SECTION 9.04.  Revocation and Effect of Consents, Waivers and Actions......................................26
      SECTION 9.05.  Notation on or Exchange of Securities.......................................................26
      SECTION 9.06.  Trustee to Sign Supplemental Indentures.....................................................26
      SECTION 9.07.  Effect of Supplemental Indentures...........................................................27


ARTICLE 10.......................................................................................................27

      SUBORDINATION..............................................................................................27
      SECTION 10.01.  Agreement of Subordination.................................................................27
      SECTION 10.02.  Payments to Holders........................................................................27
      SECTION 10.03.  Subrogation of Securities..................................................................29
      SECTION 10.04.  Authorization by Holders...................................................................30
      SECTION 10.05.  Notice to Trustee..........................................................................30
      SECTION 10.06.  Trustee's Relation to Senior Indebtedness..................................................31
      SECTION 10.07.  No Impairment of Subordination.............................................................31
      SECTION 10.08.  Reliance by Holders of Senior Indebtedness on Subordination Provisions.....................31
      SECTION 10.09.  Reinstatement of Subordination.............................................................31
      SECTION 10.10.  Permitted Payments.........................................................................31
      SECTION 10.11.  Article Applicable to Paying Agents........................................................32
      SECTION 10.12.  Reliance on Judicial Order or Certificate of Liquidating Agent.............................32

ARTICLE 11.......................................................................................................32
      SECURITY AND PAYMENT.......................................................................................32
      SECTION 11.01.  Zero Coupon Bond...........................................................................32
      SECTION 11.02   Payment of Interest; Interest Rights Preserved.............................................32
      SECTION 11.03   Payment of Principal Amount................................................................33
      SECTION 11.04   Remaining Sums.............................................................................34

ARTICLE 12.
      MISCELLANEOUS..............................................................................................34
      SECTION 12.01.  Trust Indenture Act........................................................................34
      SECTION 12.02.  Notices....................................................................................35
      SECTION 12.03.  Communication by Holders with Other Holders................................................36
      SECTION 12.04.  Certificate and Opinion as to Conditions Precedent. .......................................37
      SECTION 12.05.  Statements Required in Certificate or Opinion..............................................37
      SECTION 12.06.  Severability Clause........................................................................37
      SECTION 12.07.  Rules By Trustee, Paying Agent and Registrar...............................................37
      SECTION 12.08.  Governing Law..............................................................................37
      SECTION 12.09.  No Recourse Against Others.................................................................37
      SECTION 12.10.  Successors.................................................................................38
      SECTION 12.11.  Multiple Originals.........................................................................38

                                    INDENTURE


     This INDENTURE, dated as of __________, 1999, is between Austin Funding.com Corporation, a Nevada corporation (the "Company"), and Norwest Bank Texas, N.A., a __________ __________, as trustee (the "Trustee").

Each party agrees, for the benefit of the other and for the equal and ratable benefit of the Holders of the Company's 8% Secured Subordinated Debentures due December ______, 2015 as follows:

                                   ARTICLE 1.
                   DEFINITIONS AND INCORPORATION BY REFERENCE

         SECTION 1.01. Definitions.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, control, when used with respect to any specified Person, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms controlling and controlled have meanings correlative to the foregoing.

         "Bankruptcy Law" means Title 11, United States Code, or any similar Federal or state law for the relief of debtors.

         "Board of Directors" means either the board of directors of the Company or any duly authorized committee of such board.

         "Business Day" means each day of the year on which banking institutions are not required or authorized to close in the City of Lakewood, Colorado, or the city in which the Corporate Trust Office is located.

         "Cash"  means U.S. legal tender.

         "Common Stock" means any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company.

         "Company" means the party named as the "Company" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any subsequent such successor or successors.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, a Vice Chairman, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office is, at the date as of which this Indenture is dated, located at Lakewood, Colorado, Attention: _____________.


         "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

         "Depository" means, with respect to the Securities issuable or issued in whole or in part in global form, the Person specified in Section 2.06 as the Depositary with respect to the Securities, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter, "Depositary" shall mean or include such successor.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

         "Holder" means a Person in whose name a Security is registered on the Registrar's books.

         "Indebtedness" means, with respect to any Person, and without duplication, (i) all indebtedness, obligations and other liabilities (contingent or otherwise) of such Person for borrowed money (including obligations of the Company in respect of overdrafts, foreign exchange contracts, currency exchange agreements, interest rate protection agreements, and any loans or advances from banks, whether or not evidenced by notes or similar instruments) or evidenced by bonds, debentures, notes or similar instruments (whether or not the recourse of the lender is to the whole of the assets of such Person or to only a portion thereof), (ii) all reimbursement obligations and other liabilities (contingent or otherwise) of such Person with respect to letters of credit, bank guarantees or bankers' acceptances, (iii) all obligations and liabilities (contingent or otherwise) in respect of leases of such Person (a) required, in conformity with generally accepted accounting principles, to be accounted for as capitalized lease obligations on the balance sheet of such Person, or (b) required, in conformity with generally accepted accounting principles, to be accounted for as an operating lease, provided either (1) such operating lease requires, at the end of the term thereof, that such Person make any payment other than accrued periodic rent in the event that such Person does not acquire the leased real property and related fixtures subject to such lease, or (2) such Person has an option to acquire the leased real property and related fixtures, whether such option is exercisable at any time or under specific circumstances, (iv) all obligations of such Person (contingent or otherwise) with respect to an interest rate swap, cap or collar agreement or other similar instrument or agreement, (v) all direct or indirect guaranties or similar agreements by such Person in respect of, and obligations or liabilities (contingent or otherwise) of such Person to purchase or otherwise acquire or otherwise assure a creditor against loss in respect of, indebtedness, obligations or liabilities of another Person of the kind described in clauses (i) through (iv), (vi) any indebtedness or other obligations described in clauses (i) through (iv) secured by any mortgage, pledge, lien or other encumbrance existing on property which is owned or held by such Person, regardless of whether the indebtedness or other obligation secured thereby shall have been assumed by such Person, and (vii) any and all deferrals, renewals, extensions and refundings of, or amendments, modifications or supplements to, any indebtedness, obligation or liability of the kind described in clauses (i) through (vi).

         "Indenture" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof.

         "Issue Date" of any Security means the date on which the Security was originally issued or deemed issued as set forth on the face of the Security.

         "Legal Holiday" is any day other than a Business Day. If any specified date (including a date for giving notice) is a Legal Holiday, the action shall be taken on the next succeeding date that is not a Legal Holiday.

         "NASDAQ National Market" means the electronic inter-dealer quotation system operated by NASDAQ Stock Market, Inc., a subsidiary of the National Association of Securities Dealers, Inc.


         "NYSE" means The New York Stock Exchange, Inc.

         "Officer" means the Chairman of the Board, any Vice Chairman, the President, any Vice President, the Treasurer or the Secretary or any Assistant Treasurer or Assistant Secretary of the Company.

         "Officers' Certificate" means a written certificate containing the information specified in Sections 12.04 and 12.05, signed in the name of the Company by its Chairman of the Board, a Vice Chairman, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion containing the information specified in Sections 12.04 and 12.05, from legal counsel acceptable to the Trustee. The counsel may be an employee of, or counsel to, the Company or the Trustee.

         "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

         "Principal" or "Principal Amount" of a Security means the principal amount at Stated Maturity as set forth on the face of such Security.

         "Redemption Date" means the date specified by the Company for redemption of Securities in accordance with the terms of the Securities and
Section 3.01 of this Indenture.

         "Redemption Price" shall have the meaning set forth in paragraph 5 of the Securities.

         "Representative" means the (i) Indenture trustee or other trustee, agent or representative for any Senior Indebtedness, or (ii) with respect to any Senior Indebtedness that does not have any such trustee, agent or other representative, (a) in the case of such Senior Indebtedness issued pursuant to an agreement providing for voting arrangements as among the holders or owners of such Senior Indebtedness, any holder or owner of such Senior Indebtedness acting with the consent of the required Persons necessary to bind such holders or owners of such Senior Indebtedness, and (b) in the case of all other such Senior Indebtedness, the holder or owner of such Senior Indebtedness.

         "Sale Price of the Common Stock" means, on any date, the closing per share sale price, or if no closing sale price is reported, the average bid and ask prices or, if more than one, in either case, the average of the average bid and average ask prices, on such date as reported in the composite transactions for the principal United States securities exchange on which the common stock is traded or, if the common stock is not listed on a United States national or regional stock exchange, as reported by The NASDAQ National Market.

         "SEC" means the Securities and Exchange Commission.

         "Securities" means the Company's 8% Secured Subordinated Debentures due December ____, 2015, unless the context otherwise indicates.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

         "Senior Indebtedness" means the principal of, premium, if any, interest (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowable as a claim in any such proceeding), rent and end of term payments payable on or in connection with, and, to the extent not included in the foregoing, all amounts payable as fees, costs, expenses, liquidated damages, indemnities, repurchase and other put obligations and other amounts to the extent accrued or due on or in connection with, Indebtedness of the Company, whether outstanding on the date of this Indenture or thereafter created, incurred, assumed, guaranteed or in effect guaranteed by the Company (including all deferrals, renewals, extensions or refundings of, or amendments, modifications or supplements to, the foregoing). Notwithstanding the foregoing, the term Senior Indebtedness shall not include (i) Indebtedness evidenced by the Securities, (ii) Indebtedness of the Company to any subsidiary of the Company, a majority of the voting stock of which is owned, directly or indirectly, by the Company, (iii) accounts payable or other indebtedness to trade creditors created or assumed by the Company in the ordinary course of business, and (iv) any particular Indebtedness in which the instrument creating or evidencing the same or the assumption or guarantee thereof expressly provides that such Indebtedness shall not be senior in right of payment to, or is pari passu with, or is subordinated or junior to, the Securities.

         "Significant Subsidiary" means, with respect to any Person, a Subsidiary of such Person organized under the laws of the United States of America, any state thereof, or the District of Columbia that would constitute a "significant subsidiary" as such term is defined under Rule 1-02 of Regulation S-X of the SEC.

         "Stated Maturity," when used with respect to any Security, means the date specified in such Security as the fixed date on which an amount equal to the Principal of such Security is due and payable.

         "Subsidiary" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other subsidiaries of that Person (or a combination thereof), and (ii) any partnership (a) the sole general partner or managing general partner of which is such Person or a subsidiary of such Person, or (b) the only general partners of which are such Person or one or more subsidiaries of such Person (or any combination thereof).

         "TBCC" means the Texas Business & Commerce Code, as amended, as in effect on the date of this Indenture.

         "TIA" means the Trust Indenture Act of 1939, as amended, as in effect on the date of this Indenture, except as provided in Section 9.03.

         "Trading Day" means a day during which trading in securities generally occurs on the NYSE or, if the applicable security is not listed on the NYSE, on the NASDAQ National Market, or if the applicable security is not quoted on the NASDAQ National Market, on the principal other national or regional securities exchange on which the applicable security is then listed or, if the applicable security is not listed on a national or regional securities exchange, on the principal other market on which the applicable security is then traded.

         "Trust Officer" means any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistance secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

         "Trustee" means the party named as the "Trustee" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any subsequent such successor or successors.

         "Voting Stock" means stock of any class or classes, however designated, having ordinary voting power for the election of a majority of the board of directors of a corporation, other than stock having such power only by reason of the occurrence of a contingency.

         SECTION 1.02.  Other Definitions.

                                                                                                          Defined
Term                                                                                                      in Section
----                                                                                                      ----------
"Articles Of Incorporation".................................................................................2.13(a)
"Cash".........................................................................................................1.01
"Defaulted Interest".......................................................................................11.02(b)
"Defaulted Principal"......................................................................................11.03(b)
"Discharge Date"...............................................................................................8.01
"Event Of Default".............................................................................................6.01
"Interest Payment Date".......................................................................................11.01
"Notice Of Default"............................................................................................6.01
"Over-Allotment Option"........................................................................................2.02
"Ownership Limit" ..........................................................................................2.13(a)
"Paying Agent".................................................................................................2.03
"Payment Blockage Notice" ....................................................................................10.02
"Registrar"....................................................................................................2.03
"Regular Record Date".........................................................................................11.01
"Restriction Agreements".......................................................................................2.13
"Special Record Date"......................................................................................11.02(a)
"Trigger Event"................................................................................................11.9
"Zero Coupon Bond"............................................................................................11.01

         SECTION 1.03.  Incorporation by Reference of Trust Indenture Act.

         Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         "Commission" means the SEC.

         "Indenture Securities" means the Securities.

         "Indenture Security Holder" means a Holder.

         "Indenture to be Qualified" means this Indenture.

         "Indenture Trustee" or "Institutional Trustee" means the Trustee.

         All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rules have the meanings assigned to them by such definitions.

         SECTION 1.04.  Rules of Construction.

         Unless the context otherwise requires:

         a) a term has the meaning assigned to it;

         (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

         (c) "or" is not exclusive;

         (d) "including" means including, without limitation; and

         (e) words in the singular include the plural, and words in the plural include the singular.

                                   ARTICLE 2.
                                 THE SECURITIES

         SECTION 2.01. Form and Dating.

         The Securities and the Trustee's certificate of authentication for the Securities shall be substantially in the form of Exhibit "A" attached hereto and incorporated herein by reference. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage; provided, any such notation, legend or endorsement required by usage shall be in a form acceptable to the Company. The Company shall provide any such notations, legends or endorsements to the Trustee in writing. Each Security shall be dated the date of its authentication.

         SECTION 2.02. Execution and Authentication.

         The Securities shall be executed on behalf of the Company by its Chairman of the Board, one of its Vice Chairmen, its President or one of its Vice Presidents, and attested by its Treasurer or Secretary or one of its Assistant Treasurers or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or by facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of authentication of such Securities.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

         The Trustee shall authenticate and deliver Securities for original issue in an aggregate Principal Amount of $10,000,000 upon a Company Order without any further action by the Company. The aggregate Principal Amount of Securities outstanding at any time may not exceed the amount set forth in the foregoing sentence, except as provided in Section 2.07 hereof.

         SECTION 2.03. Registrar and Paying Agent.

         The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar"), an office or agency where debt with respect to the Securities shall paid and the Securities may be presented for purchase or payment ("Paying Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-registrars and one or more additional paying agents. The term Paying Agent includes any additional paying agent.

         The Company shall enter into an appropriate agency agreement with any Registrar or Paying Agent or co-registrar (if not the Trustee or an Affiliate of the Trustee). The agreement shall implement the provisions of this Indenture that relate to such agent and the relevant Security. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.07 hereof. The Company or an Affiliate of the Company may act as Paying Agent or Registrar or co-registrar.

         The Company initially appoints the Trustee as Registrar and Paying Agent in connection with the Securities.

         SECTION 2.04. Paying Agent to Hold Money and Securities in Trust.

         Except as otherwise provided herein, prior to or on each due date of payments in respect of any Security, the Company shall deposit with the Paying Agent a sum of money or securities sufficient to make such payments when such payments are due. The Company shall require the Paying Agent (if not the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money and securities held by the Paying Agent for the making of payments in respect of the Securities and shall notify the Trustee of any default by the Company in making any such payment. At any time during the continuance of any such default, the Paying Agent shall, upon the written request of the Trustee, forthwith pay to the Trustee all money and securities so held in trust. If the Company or an Affiliate of the Company acts as Paying Agent, it shall segregate the money and securities held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require the Paying Agent to pay all money and securities held by it to the Trustee and to account for any funds and securities disbursed by it. Upon doing so, the Paying Agent shall have no further liability for such money or securities.

         SECTION 2.05. Holder Lists.

         The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders. If the Trustee is not the Registrar, the Company shall cause to be furnished to the Trustee at least semiannually on February 10 and August 10 a listing of Holders dated within 15 days of the date on which the list is furnished and at such other times as the Trustee may request in writing a list, in such form and as of such date as the Trustee may reasonably require, of the names and addresses of Holders.

         SECTION 2.06. Exchange and Registration of Transfer of Securities; Restrictions on Transfers; Depositary.

         Upon surrender for registration of transfer of any Security at any office or agency of the Company designated as Registrar or co-registrar pursuant to Section 2.03 hereof and satisfaction of the requirements for such transfer set forth in this Section 2.06, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate Principal Amount and bearing such restrictive legends as may be required by this Indenture.

Securities may be exchanged for a like aggregate Principal Amount of Securities of other authorized denominations. Securities to be exchanged shall be surrendered at any office or agency to be maintained by the Company designated as Registrar or co-registrar pursuant to Section 2.03 hereof and the Company shall execute and register, and the Trustee shall authenticate and deliver in exchange therefor, the Security or Securities which the Holder making the exchange shall be entitled to receive, bearing registration numbers not contemporaneously outstanding.

All Securities presented for registration of transfer or for exchange into like Securities, repurchase, redemption or payment shall (if so required by the Company, the Trustee, the Registrar or any co-registrar) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee, duly executed by the Holder or such Holder's attorney duly authorized in writing.

No service charge shall be charged to the Holder for any exchange for like Securities or registration of transfer of Securities, but the Company may require payment of a sum sufficient to cover any tax, assessments or other governmental charges that may be imposed in connection therewith.

None of the Company, the Trustee, the Registrar or any co-registrar shall be required to exchange for like Securities or register a transfer of (i) any Securities for a period of 15 days next preceding the mailing of notice of Securities to be redeemed, or (ii) any Securities or portions thereof selected or called for redemption, or (iii) any Securities or portion thereof surrendered for conversion into Common Stock.

All Securities issued upon any transfer or exchange for like Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture as the Securities surrendered upon such exchange or transfer.

         SECTION 2.07. Replacement Securities.

         If (i) any mutilated Security is surrendered to the Trustee, or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and, upon its written request, the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and Principal Amount, bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, or is about to be repurchased or redeemed by the Company pursuant to Article 3 hereof, the Company in its discretion may, instead of issuing a new Security, pay, repurchase or redeem such Security, as the case may be.

         Upon the issuance of any new Securities under this Section 2.07, the Company may, as a condition to such issuance, require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security issued pursuant to this Section 2.07 in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

         The provisions of this Section 2.07 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         SECTION 2.08. Outstanding Securities; Determinations Of Holders'
Action.

         Securities outstanding at any time are all the Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those paid pursuant to Section 4.01 hereof, those replaced or paid pursuant to Section 2.07 hereof and those described in this Section 2.08 as not outstanding. A Security does not cease to be outstanding because the Company or an Affiliate thereof holds the Security; provided, however, in determining whether the Holders of the requisite Principal Amount of Securities have given or concurred in any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trust Officer actually knows to be so owned shall be so disregarded unless written notice of such ownership is received by the Trustee at the Corporate Trust Office of the Trustee in accordance with Section 12.02 hereof and such notice references the Securities and this Indenture. Subject to the foregoing, only Securities outstanding at the time of such determination shall be considered in any such determination (including, without limitation, determinations pursuant to Articles 6 and 9 hereof).

         If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

         If the Paying Agent holds, in accordance with this Indenture, on a Redemption Date, or on the Business Day following a Repurchase Date, or on Stated Maturity, money or securities, if permitted hereunder, sufficient to pay Securities payable on that date, then on and after that date such Securities shall cease to be outstanding and interest, if any, on such Securities shall cease to accrue; provided, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made.

         SECTION 2.09. Temporary Securities.

         Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

         If temporary Securities are issued, the Company shall cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 2.03 hereof, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like Principal Amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

         SECTION 2.10 Cancellation.

         All Securities surrendered for payment, purchase, conversion, redemption or registration of transfer or exchange for the Securities shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. The Company may not issue new Securities to replace Securities it has paid for or delivered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 2.10, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures.

         SECTION 2.11. Persons Deemed Owners.

         Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of Principal Amount, Redemption Price and interest, if any, in respect thereof, for the purpose of conversion and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

         SECTION 2.12. CUSIP Numbers.

         The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

         SECTION 2.13. Restrictions On Transfer.

         (a) Pursuant to the Company's Amended and Restated Articles of Incorporation (the "Articles of Incorporation"), the Company's Common Stock and Preferred Stock (as defined in the Articles of Incorporation) is subject to certain restrictions on ownership and transfer. These provisions have been implemented in connection with the Certificate of Designation, Preferences, Rights and Limitations of 1999 Series A Preferred Stock of the Company dated as of September 29, 1999, and the Company's 1999 Stock Option and Incentive Plan (collectively, the "Restriction Agreements").

         (b) Any Securities shall bear a legend in substantially the following form:

         "SHAREHOLDERS MAY OBTAIN, UPON WRITTEN REQUEST AND WITHOUT CHARGE, A STATEMENT DESCRIBING THE LIMITATIONS OR DENIALS OF SHAREHOLDERS' PREEMPTIVE RIGHT TO OBTAIN UNISSUED SHARES OF THE CORPORATION, AS SET FORTH IN THE ARTICLES OF INCORPORATION ON FILE IN THE OFFICE OF THE SECRETARY OF STATE. SUCH A STATEMENT MAY BE OBTAINED BY SHAREHOLDERS UPON WRITTEN REQUEST TO THE CORPORATION AT THE CORPORATION'S PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE."


         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN CERTIFICATE OF DESIGNATION, PREFERENCES,

         RIGHTS AND LIMITATIONS OF 1999 SERIES A PREFERRED STOCK OF AUSTIN FUNDING.COM CORPORATION DATED AS OF SEPTEMBER 29, 1999, INCLUDING THE POSSIBLE MANDATORY EXCHANGE THEREFOR FOR OTHER SECURITIES OF THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE."

         (c) Any stock certificate representing the Common Stock issued upon conversion of a Security shall bear any legend then used by the Company pertaining to the foregoing restriction on ownership and transfer.

                                   ARTICLE 3.
                           REDEMPTION AND REPURCHASES

         SECTION 3.01. Right To Redeem; Notices To Trustee.

         The Company, at its option at any time after December ____, 2001, may redeem the Securities in accordance with the provisions of paragraph 5 of the Securities. If the Company elects to redeem Securities pursuant to paragraph 5 of the Securities, it shall notify the Trustee in writing of the Redemption Date, the Principal Amount of Securities to be redeemed and the Redemption Price.

         The Company shall give the notice to the Trustee provided for in this
Section 3.01 in the case of any redemption of the Securities, at least 30 days before the Redemption Date unless a shorter notice shall be satisfactory to the Trustee.

         SECTION 3.02. Selection Of Securities To Be Redeemed.

         If less than all the Securities held in definitive form are to be redeemed pursuant to Section 3.01, the Trustee shall select the definitive Securities to be redeemed pro rata or by lot or by a method the Trustee considers fair and appropriate (as long as such method is not prohibited by the rules of any securities exchange or quotation system on which the Securities are then listed or quoted). The Trustee shall make the selection at least 25 days, but not more than 65 days, before the Redemption Date from outstanding definitive Securities not previously called for redemption. The Trustee may select for redemption portions of the Principal Amount of Securities that have denominations larger than $1,000. Securities and portions of them the Trustee selects shall be in Principal Amounts of $1,000 or an integral multiple of $1,000. Except as expressly stated otherwise, provisions of this Indenture that apply to definitive Securities called for redemption also apply to portions of definitive Securities called for redemption. The Trustee shall notify the Company promptly of the definitive Securities or portions of definitive Securities to be redeemed.

         Any interest in a Security held in global form by and registered in the name of the Depositary or its nominee to be redeemed in whole or in part will be redeemed in accordance with the procedures of the Depositary.

         SECTION 3.03. Notice Of Redemption.

         At least 20 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption by first-class mail, postage prepaid, to each Holder of Securities to be redeemed.



         The notice shall identify the Securities to be redeemed and shall state:

         (a) the Redemption Date;

         (b) the Redemption Price;

         (c) the name and address of the Paying Agent;

         (d) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

         (e) if fewer than all the outstanding Securities are to be redeemed, the certificate number and Principal Amounts of the particular Securities to be redeemed;

         (f) that interest, if any, on Securities called for redemption will cease to accrue on and after the Redemption Date; and

         (g) the CUSIP number or numbers for the Securities.

The notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

         At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense.

         SECTION 3.04. Effect Of Notice Of Redemption.

         Once notice of redemption is given, pursuant to Section 3.03 hereof, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price.

         Upon the later of the Redemption Date or the date such Securities are surrendered to the Paying Agent, such Securities shall be paid at the Redemption Price stated in the notice.

         SECTION 3.05. Deposit Of Redemption Price.

         Prior to 10 a.m., Central Standard Time, on the Redemption Date, the Company shall deposit with the Paying Agent (or if the Company or an Affiliate of the Company is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the Redemption Price of all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption which prior thereto have been delivered by the Company to the Trustee for cancellation, and on or after the Redemption Date (unless the Company shall default in the payment of the Securities at the Redemption Price), interest, if any, on the Securities or portion of Securities called for redemption shall cease to accrue and, except as provided in Section 8.02 hereof, to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Securities except the right to receive the Redemption Price thereof and unpaid interest to (but excluding) the Redemption Date. The Paying Agent shall as promptly as practicable return to the Company any money, with interest, if any, thereon, not required for that purpose. If such money is then held by the Company in trust and is not required for such purpose, it shall be discharged from such trust.


         SECTION 3.06. Securities Redeemed In Part.

         Upon surrender of a Security that is redeemed in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder a new Security in an authorized denomination equal in Principal Amount to the unredeemed portion of the Security surrendered.

         SECTION 3.07. Conversion Arrangement On Call For Redemption.

         In connection with any redemption of Securities, the Company may arrange for the purchase and conversion into Common Stock of any Securities called for redemption by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to the Paying Agent in trust for the Holders, on or before the close of business on the Redemption Date, an amount that, together with any amounts deposited with the Paying Agent by the Company for the redemption of the Securities, is not less than the Redemption Price to the Redemption Date, of such Securities. Notwithstanding anything to the contrary contained in this Article 3, the obligation of the Company to pay the Redemption Price of such Securities shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, any Securities not duly surrendered for conversion by the Holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Holders and surrendered by such purchasers for conversion, all immediately prior to the close of business on the Redemption Date, subject to payment of the above amount as aforesaid. The Paying Agent shall hold and pay to the Holders whose Securities are selected for redemption any such amount paid to it in the same manner as it would money deposited with it by the Company for the redemption of Securities. Without the Paying Agent's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Paying Agent as set forth in this Indenture, and the Company agrees to indemnify the Paying Agent from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Company and such purchasers, including the costs and expenses incurred by the Paying Agent in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

                                   ARTICLE 4.
                                    COVENANTS

         SECTION 4.01. Payment of Securities.

         The Company shall promptly pay or cause to be paid all payments in respect of the Securities on the dates and in the manner provided in the Securities or pursuant to this Indenture. Principal Amount, Redemption Price and interest, if any, shall be considered paid on the applicable date due if on such date the Trustee or the Paying Agent holds, in accordance with this Indenture, money or securities, if permitted hereunder, sufficient to pay all such amounts then due.

         The Company shall pay interest on overdue amounts at the rate set forth in paragraph 1 of the Securities and it shall pay interest on overdue interest at the same rate compounded semiannually (to the extent that the payment of such interest shall be legally enforceable), which interest on overdue interest shall accrue from the date such amounts became overdue.

         SECTION 4.02. Financial Information; SEC Reports.

         The Company will deliver to the Trustee (i) as soon as available and in any event within 90 days after the end of each fiscal year of the Company (a) a consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year and the related consolidated statements of operations, stockholders' equity and cash flows for such fiscal year, all reported on by an independent public accountant of nationally recognized standing, and (b) a report containing a management's discussion and analysis of the financial condition and results of operations and a description of the business and properties of the Company, and (ii) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Company (y) an unaudited consolidated financial report for such quarter, and
(z) a report containing a management's discussion and analysis of the financial condition and results of operations of the Company; provided, foregoing shall not be required for any fiscal year or quarter, as the case may be, with respect to which the Company files or expects to file with the Trustee an annual report or quarterly report, as the case may be, pursuant to the third paragraph of this
Section 4.02.

         At any time the Company is not subject to either Section 13 or 15(d) of the Exchange Act, the Company shall at the request of any Holder (or holders of Common Stock issued upon conversion of the Securities) provide to such Holder (or holders of such Common Stock) and any prospective purchaser designated by such Holders (or holders of such Common Stock), as the case may be, such information, if any, required by Rule 144A(d)(4) under the Securities Act.

         The Company shall file with the Trustee, within 15 days after it files such annual and quarterly reports, information, documents and other reports with the SEC, copies of its annual report and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act.

         Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from the information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

         SECTION 4.03. Compliance Certificate.

         The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, an Officers' Certificate in which one of the two Officers signing such certificate is either the principal executive officer, principal financial officer or principal accounting officer of the Company, stating whether or not to the knowledge of the signers thereof the Company is in Default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in Default, specifying all such Defaults and the nature and status thereof of which the signers may have knowledge.

         Any notice required to be given under this Section 4.03 shall be delivered to the Trustee at its Corporate Trust Office.

         SECTION 4.04. Further Instruments and Acts.

         Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

         SECTION 4.05. Maintenance of Office or Agency.

         The Company will appoint in Lakewood, Colorado, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer, exchange, purchase, redemption or conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The office or agency in Lakewood, State of Colorado, shall be the Corporate Trust Office of the Trustee, and shall be the office or agency for all of the aforesaid purposes unless the Company shall appoint some other office or agency for such purposes and shall give prompt written notice to the Trustee of the location, and any change in the location, of such other office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office.

         The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in Lakewood, State of Colorado, for such purposes.

         SECTION 4.06. Existence.

         Subject to Article 5 hereof, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence under the laws of its jurisdiction of incorporation, and to maintain all qualifications, permits and licenses (including, without limitation, all licenses and certifications required pursuant to any organization regulation in connection with the ownership or operation of a residential mortgage business and the conduct of lender and other related businesses and businesses incidental thereto) necessary in the normal conduct of its business; provided, however, the Company shall not be required to maintain any such qualification, permit or license if the Company shall determine that the maintenance thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

                                   ARTICLE 5.
                              SUCCESSOR CORPORATION

         SECTION 5.01. When the Company May Merge or Transfer Assets.

         The Company shall not consolidate with or merge with or into any other Person (other than in a merger or consolidation in which the Company is the surviving Person) or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

         (a) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or lease the properties and assets of the Company substantially as an entirety shall be a corporation, limited liability company, partnership or trust organized and validly existing under the laws of the United States or any State thereof or the District of Columbia, and shall expressly assume by an indenture supplemental hereto, executed and delivered to the Trustee in form reasonably satisfactory to the Trustee, the due and punctual payment of the Principal Amount, Redemption Price or interest, if any, on the Securities, according to their tenor, and the due and punctual performance of all of the covenants and obligations of the Company under the Securities and this Indenture, and shall have provided for conversion rights in accordance with this Indenture;

         (b) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and

         (c) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article 5 and that all conditions precedent herein provided for relating to such transaction have been satisfied.

         The successor Person formed by such consolidation or into which the Company is merged or the successor Person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein; and thereafter, except in the case of a lease, the Company shall be discharged from all obligations and covenants under this Indenture and the Securities.

                                   ARTICLE 6.
                              DEFAULTS AND REMEDIES

         SECTION 6.01. Events of Default.

         An Event of Default occurs if:

         (a) the Company defaults in the payment of the Principal Amount, Redemption Price or the payment of interest on any Security when the same becomes due and payable at its Stated Maturity, upon redemption, upon declaration, when due for repurchase by the Company or otherwise, and fails to remedy the same within 10 days of receipt by the Company of a Notice of Default, whether or not such payment shall be prohibited by Article 10 hereof;

         (b) the Company fails to comply with any of its agreements or covenants in the Securities or this Indenture (other than those referred to in clause (a) above) and such failure continues for 60 days after receipt by the Company of a Notice of Default;

         (c) a decree or order by a court having jurisdiction in the premises shall have been entered adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization of the Company under any Bankruptcy Law, and such decree or order shall have continued undischarged and unstayed for a period of 60 consecutive days; or a decree or order of a court having jurisdiction in the premises of the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or of its property, or for the winding-up or liquidation of its affairs, shall have been entered, and such decree or order shall have remained in force undischarged and unstayed of a period of 60 consecutive days; or

         (d) the Company shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization under any Bankruptcy Law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of its property or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due.

         A Default under clause (b) above is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in aggregate Principal Amount of the Securities at the time outstanding notify the Company and the Trustee, of the Default and the Company does not cure such Default (and such Default is not waived) within the time specified in clause (b) above after actual receipt of such notice (a "Notice Of Default"). Any such notice must specify the Default, demand that it be remedied and state that such notice is a Notice of Default.

         SECTION 6.02. Acceleration.

         If an Event of Default (other than an Event of Default specified in Section 6.01(c) or (d) hereof) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in aggregate Principal Amount of the Securities at the time outstanding by notice to the Company and the Trustee, may declare the Principal Amount and accrued and unpaid interest to the date of declaration on all the Securities to be immediately due and payable. Upon such a declaration, such Principal Amount and accrued unpaid interest shall become and be due and payable immediately. If an Event of Default specified in Section 6.01(c) or (d) hereof occurs and is continuing, the Principal Amount and accrued and unpaid interest on all the Securities shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holders. The Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding, by notice to the Company and the Trustee (and without notice to any other Holder), may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of the Principal Amount and accrued and unpaid interest that have become due solely as a result of acceleration and if all amounts due to the Trustee under Section 7.07 hereof have been paid. No such rescission shall affect any subsequent or other Default or Event of Default or impair any consequent right.

         SECTION 6.03. Other Remedies.

         If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of the Principal Amount and accrued and unpaid interest) on the Securities or to enforce the performance of any provision of the Securities or this Indenture. Notwithstanding the foregoing to the contrary, the Zero Coupon Bond is non-callable and the Trustee may not dispose of, or disburse the proceeds of, the Zero Coupon Bond until its maturity in 2015 and, provided further, the Trustee shall not undertake any action which could impair the value of the Zero Coupon Bond.

         The Trustee may maintain a proceeding even if the Trustee does not possess any of the Securities or does not produce any of the Securities in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of, or acquiescence in, the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

         SECTION 6.04. Waiver of Past Defaults.

         The Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding, by notice to the Company and the Trustee (and without notice to any other Holder), may waive an existing Default or Event of Default and its consequences except (i) an Event of Default described in
Section 6.01(a) hereof, or (ii) a Default in respect of a provision that under
Section 9.02 hereof cannot be amended without the consent of each Holder affected. When a Default or Event of Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any consequent right.

         SECTION 6.05. Control by Majority.

         The Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with any law or this Indenture or that the Trustee determines in good faith is unduly prejudicial to the rights of other Holders or would involve the Trustee in personal liability unless the Trustee is offered indemnity reasonably satisfactory to it.

         SECTION 6.06. Limitation on Suits.

         A Holder may not pursue any remedy with respect to this Indenture or the Securities unless:

         (a) the Holder gives to the Company and the Trustee written notice stating that an Event of Default is continuing;

         (b) the Holders of at least 25% in aggregate Principal Amount of the Securities at the time outstanding make a written request to the Trustee to pursue the remedy;

         (c) such Holder or Holders offer to the Trustee reasonable security or indemnity against any loss, liability or expense satisfactory to the Trustee;

         (d) the Trustee does not comply with the request within 60 days after receipt of the notice, the request and the offer of security or indemnity; and

         (e) the Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding do not give the Trustee a direction inconsistent with the request during such 60 day period.

         A Holder may not use this Indenture to prejudice the rights of any other Holder or to obtain a preference or priority over any other Holder.

         SECTION 6.07. Rights of Holders to Receive Payment.

         Notwithstanding any other provision of this Indenture, but subject to
Section 6.04 and Articles 10 and 11 hereof, the right of any Holder to receive payment of the Principal Amount, Redemption Price or interest, if any, in respect of the Securities held by such Holder, on or after the respective due dates expressed in the Securities or any date of redemption, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected adversely without the consent of each such Holder.

         SECTION 6.08. Collection Suit by Trustee.

         If an Event of Default described in Section 6.01(a) hereof occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount owing with respect to the Securities and the amounts provided for in Section 7.07 hereof.

         SECTION 6.09. Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the Principal Amount, Redemption Price or interest, if any, in respect of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any such amount) shall be entitled and empowered, by intervention in such proceeding or otherwise:

         (a) to file and prove a claim for the whole amount of the Principal Amount, Redemption Price or interest, if any, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

         (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof.

         If the Trustee does not file a claim or proof of debt in the form required in such proceedings prior to 30 days before the expiration of the time to file such claims or proofs, then any holder or holders of Senior Indebtedness or their representative or representatives shall have the right to demand, sue for, collect, receive and receipt for the payments and distributions in respect of the Securities which are required to be paid or delivered to the holders of Senior Indebtedness as provided in this Article and to file and prove all claims therefor and to take all such other action in the name of the holders or otherwise as such holders of Senior Indebtedness or the Representative thereof may determine to be necessary or appropriate for the enforcement of the provisions of this Article.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claims of any Holder in any such proceeding.

         SECTION 6.10.  Priorities.

         If the Trustee collects any money pursuant to this Article 6, it shall pay out the money in the following order:

         FIRST: to the Trustee for amounts due under Section 7.07 hereof;

         SECOND: to holders of Senior Indebtedness to the extent required by
Article 10 hereof;

         THIRD: to Holders for amounts due and unpaid on the Securities for the Principal Amount, Redemption Price or interest, if any, as the case may be, ratably, without preference or priority of any kind, according to such amounts due and payable on the Securities; and

         FOURTH: the balance, if any, to the Company.

         The Trustee may fix a proposed record date and payment date for any payment to Holders pursuant to this Section 6.10 and shall notify the Company in writing with respect to such proposed record date and payment date. At least 15 days before such record date, the Company (or the Trustee at the request of the Company) shall mail to each Holder and the Trustee a notice that states the record date, the payment date and amount to be paid.


         SECTION 6.11. Undertaking for Costs.

         In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant (other than the Trustee) in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, any suit by a Holder for the enforcement of the payment of the Principal Amount, Redemption Price or interest, if any, on or after the due date expressed in such Security, or a suit by Holders of more than 10% in aggregate Principal Amount of the Securities at the time outstanding.

         SECTION 6.12. Waiver of Stay, Extension or Usury Laws.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company from paying all or any portion of the Principal Amount or Redemption Price in respect of Securities, or any interest on any such amounts, as contemplated herein, or which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such laws and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE 7.
                                     TRUSTEE

         SECTION 7.01. Duties of Trustee.

         (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (b) Except during the continuance of an Event of Default:

                  (i) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others; and

                  (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

         This Section 7.01(b) shall be in lieu of Section 315(a) of the TIA, and such Section 315(a) is hereby expressly excluded from this Indenture, as permitted by the TIA.

         (c) The Trustee may not be relieved from liability for its own negligent actions, its own negligent failure to act or its own willful misconduct, except that:

                  (i) this paragraph (c) does not limit the effect of paragraph
(b) of this Section 7.01;

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05 hereof.



         Subparagraphs (c)(i),(ii) and (iii) shall be in lieu of Sections 315(d)(1), 315(d)(2) and 315(d)(3) of the TIA and such Sections 315(d)(1),
315(d)(2) and 315(d)(3) are hereby expressly excluded from this Indenture, as permitted by the TIA.

         (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (e) of this Section 7.01.

         (e) The Trustee may refuse to perform any duty or exercise any right or power or extend or risk its own funds or otherwise incur any financial liability unless it receives indemnity reasonably satisfactory to it against any loss, liability or expense.

         (f) Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law.

         SECTION 7.02. Rights of Trustee.

         (a) The Trustee may conclusively rely on any document reasonably believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

         (b) Before the Trustee acts or refrains from acting, it may require a Company Order, an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on a Company Order, Officers' Certificate or Opinion of Counsel.

         (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

         (d) Subject to the provisions of Section 7.01(c), the Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

         (e) The Trustee may consult with counsel selected by it and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel.

         (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture, unless the Holders shall have offered to the Trustee reasonable security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby.

         (g) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

         (h) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any negligent act on the part of any agent or attorney appointed with due care by it hereunder.

         (i) The Trustee shall not be deemed to have notice of any Default or Event of Default unless a Trust Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee in accordance with Section 12.02 hereof, and such notice references the Securities and this Indenture.

         (j) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

         (k) The Trustee shall be under no obligation to expend or risk its own funds or to exercise, at the request or direction of any of the Holders, any of the rights or powers vested in it by this Indenture pursuant to this Indenture.

         SECTION 7.03. Individual Rights of Trustee.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar or co-registrar may do the same with the like rights. However, the Trustee must comply with Sections 7.10 and 7.11 hereof.

         SECTION 7.04. Trustee's Disclaimer.

         The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities; it shall not be accountable for Company's use of the proceeds from the Securities; and it shall not be responsible for any statement in the prospectus for the Securities or in this Indenture or the Securities (other than its certificate of authentication), the acts of a prior Trustee hereunder, or the determination as to which beneficial owners are entitled to receive any notices hereunder.

         SECTION 7.05. Notice of Defaults.

         If a Default occurs and is continuing and if it is actually known by a Trust Officer or if written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee in accordance with Section 12.02 hereof, and such notice references the Securities and this Indenture, the Trustee shall give to each Holder notice of the Default within 90 days after it occurs. Except in the case of a Default described in
Section 6.01(a) hereof, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Holders. The second sentence of this Section 7.05 shall be in lieu of the proviso to Section 315(b) of the TIA, and such provision is hereby expressly excluded from this Indenture, as permitted by the TIA. The Trustee shall not give notice of a Default pursuant to Section 6.01(c) until at least 60 days have passed since its occurrence.

         SECTION 7.06. Reports by Trustee to Holders.

         Within 60 days after each May 1, beginning with the May 1 following the date of this Indenture, the Trustee shall mail to each Holder a brief report dated as of such May 1 that complies with TIA Section 313(a), if required by such Section 313(a). The Trustee also shall comply with TIA Section 313(b).

         A copy of each report at the time of its mailing to Holders shall be filed with the SEC and each securities exchange on which the Securities are listed. The Company agrees to promptly notify the Trustee whenever the Securities become listed on any securities exchange and of any delisting thereof.


         SECTION 7.07. Compensation and Indemnity.

         The Company agrees:

         (a) to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (b) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the compensation and the expense, advances and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

         (c) to indemnify the Trustee for, and to hold it harmless against, any and all loss, damage, claims, liability or expense (including taxes other than taxes based upon, measured by, or determined by the income of the Trustee) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim (whether asserted by the Company, any Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         To secure the Company's payment obligations in this Section 7.07, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay the Principal Amount, Redemption Price or interest, if any, as the case may be, on particular Securities.

         The Company's payment obligations pursuant to this Section 7.07 shall survive the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of a Default specified in Section 6.01(c) or (d), the expenses are intended to constitute expenses of administration under any Bankruptcy Law.

         SECTION 7.08. Replacement of Trustee.

         The Trustee may resign by so notifying the Company; provided, however, no such resignation shall be effective until a successor Trustee has accepted its appointment pursuant to this Section 7.08. The Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding may remove the Trustee by so notifying the Trustee and may appoint a successor Trustee. The Company shall remove the Trustee if:

         (a) the Trustee fails to comply with, or ceases to be eligible under,
Section 7.10 hereof;

         (b) the Trustee is adjudged bankrupt or insolvent;

         (c) a receiver or public officer takes charge or control of the Trustee or its property or affairs; or

         (d) the Trustee otherwise in the Company's reasonable judgment becomes incapable of acting.

         In addition, the Company may remove the Trustee if the Company determines that the services provided by the Trustee hereunder may be obtained at a substantially lower cost to the Company, as determined in the sole discretion of the Company.



         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint, by resolution of its Board of Directors, a successor Trustee.

         Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject to the lien provided for in Section 7.07 hereof. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts. No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be eligible under this Article.

         If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee at the expense of the Company.

         If the Trustee fails to comply with Section 7.10 hereof, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         SECTION 7.09. Successor Trustee by Merger.

         If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business (including the trust created by this Indenture) or assets to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee hereunder; provided, such corporation shall be otherwise eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

         SECTION 7.10. Eligibility; Disqualification.

         The Trustee shall at all times satisfy the requirements of TIA Sections 310(a)(1) and 310(b). The Trustee shall have a combined capital and surplus of at least $50,000,000 (or if the Trustee is a member of a bank holding company system, its bank holding company shall have a combined capital and surplus of at least $50,000,000) as set forth in its most recent published annual report of conditions. Nothing herein contained shall prevent the Trustee from filing with the SEC the application referred to in the penultimate paragraph of TIA Section 310(b). If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.10, it shall correct such ineligibility or resign immediately in the manner and with the effect specified in this Article 7.

         SECTION 7.11.  Preferential Collection of Claims Against Company.

         The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                   ARTICLE 8.
                             DISCHARGE OF INDENTURE

         SECTION 8.01. Discharge of Liability on Securities.

         When (i) the Company delivers to the Trustee all outstanding Securities (other than Securities replaced pursuant to Section 2.07 hereof) for cancellation, or (ii) all outstanding Securities have become due and payable and the Company deposits with the Trustee Cash and/or securities, as permitted by the terms hereof, sufficient to pay at Stated Maturity the Principal Amount of all outstanding Securities (other than Securities replaced pursuant to Section 2.07 hereof), and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Section 7.07 hereof, cease to be of further effect. The Trustee shall join in the execution of a document prepared by the Company acknowledging satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officers' Certificate and Opinion of Counsel and at the cost and expense of the Company.

         SECTION 8.02. Repayment to the Company.

         The Trustee and the Paying Agent shall return to the Company upon written request any money or securities held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years; provided, the Trustee or such Paying Agent, before being required to make any such return, shall mail to each such Holder notice that such money or securities remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed money or then remaining will be returned to the Company. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person.

                                   ARTICLE 9.
                                   AMENDMENTS

         SECTION 9.01. Without Consent of Holders.

         The Company and the Trustee may amend this Indenture and the Securities without the consent of any Holder:

         (a) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions with regard to matters or questions arising under this Indenture which shall not materially adversely affect the interests of the Holders;

         (b) to provide for the assumption of the Company's obligations to the Holders of the Debentures in case of a merger or consolidation or sale of all or substantially all of the Company's assets;

         (c) to provide for uncertificated Securities in addition to certificated Securities so long as such uncertificated Securities are in registered form for purposes of the Internal Revenue Code of 1986, as amended;

         (d) to make any change that does not adversely affect the right of any Holder; or

         (e) to make any change to comply with the TIA, or any amendment thereto, or to comply with any requirement of the SEC in connection with the qualification, if any, of the Indenture under the TIA.


         SECTION 9.02. With Consent of Holders.

         The Company and the Trustee, with the written consent of the Holders of at least a majority in aggregate Principal Amount of the Securities at the time outstanding, may amend this Indenture or the Securities. However, without the consent of each Holder affected, an amendment or supplement to this Indenture or the Securities may not:

         (a) make any change to the Principal Amount of Securities whose Holders must consent to an amendment;

         (b) make any change to the manner or rate of accrual in connection with interest, if any, reduce the rate of interest referred to in paragraph 1 of the Securities or extend the time for payment of interest, if any, on any Security;

         (c) reduce the Principal Amount of or extend the Stated Maturity of any Security;

         (d) reduce the Redemption Price of any Security;

         (e) make any Security payable in money or securities other than that stated in the Security;

         (f) make any change in Article 10 hereof that adversely affects the rights of any Holder;

         (g) make any change in Sections 6.04 or 6.07 hereof or this Section 9.02, except to increase the percentage of Holders referenced in Sections 6.04 or 6.07 hereof, as applicable; or

          (h) make any change that adversely affects the right of the Company to repurchase the Securities in accordance with the terms thereof and this Indenture.

         It shall not be necessary for the consent of the Holders under this
Section 9.02 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

         An amendment under this Section 9.02 or Section 9.01 hereof may not make any change that adversely affects the rights under Article 10 hereof of any holder of Senior Indebtedness then outstanding unless the requisite holders of such Senior Indebtedness consent to such change pursuant to the terms of such Senior Indebtedness.

         After an amendment under this Section 9.02 becomes effective, the Company shall mail to each Holder a notice briefly describing the amendment.

         SECTION 9.03. Compliance with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article 9 shall comply with the TIA as then in effect, if then required to so comply.

         SECTION 9.04. Revocation and Effect of Consents, Waivers and Actions.

         Until an amendment, waiver or other action becomes effective, a consent to it or any other action by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same obligation as the consenting Holder's Security, even if notation of the consent, waiver or action is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent, waiver or action as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment, waiver or action becomes effective. After an amendment, waiver or action becomes effective, it shall bind every Holder.

         SECTION 9.05. Notation on or Exchange of Securities.

         Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article 9 may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for outstanding Securities.

         SECTION 9.06. Trustee to Sign Supplemental Indentures.

         The Trustee shall sign any supplemental indenture authorized pursuant to this Article 9 if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign such supplemental indenture. In signing such amendment the Trustee shall be entitled to receive, and (subject to the provisions of Section 7.01 hereof) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of

Counsel stating that such amendment is authorized or permitted by this Indenture.

         SECTION 9.07. Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article 9, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                                   ARTICLE 10.
                                  SUBORDINATION

         SECTION 10.01. Agreement of Subordination.

         The Company covenants and agrees for itself and its successors, and each Holder of Securities issued hereunder by such Holder's acceptance thereof likewise covenants and agrees, that all Securities shall be issued subject to the provisions of this Article 10, and each Person holding any such Security whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

         The payment of the Principal Amount, Redemption Price, interest and any other amounts payable, if any, in respect of all Securities issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full in Cash or other payment satisfactory to the holders of Senior Indebtedness of all Senior Indebtedness of the Company, whether outstanding at the date of this Indenture or thereafter incurred, or thereafter created, assumed or guaranteed.

         No provision of this Article 10 shall prevent the occurrence of any Default or Event of Default hereunder.

         SECTION 10.02. Payments to Holders.

         No payment shall be made with respect to the payment of Principal Amount, Redemption Price, interest and any other amounts payable, if any, on the Securities, except payments and distributions made by the Trustee as permitted by Section 10.05, if:



         (a) a default in any payment obligations in respect of Senior Indebtedness occurs and is continuing, without regard to any applicable period of grace (whether at maturity or at a date fixed for payment or by declaration or otherwise); or

         (b) any other default occurs and is continuing with respect to Senior Indebtedness that permits the holders of such Senior Indebtedness as to which such default relates to accelerate its maturity and the Trustee receives a notice of the default (a "Payment Blockage Notice") from a holder of Senior Indebtedness.

         If the Trustee receives any Payment Blockage Notice pursuant to clause
(b) above, no subsequent Payment Blockage Notice shall be effective for purposes of this Section unless and until at least 365 days shall have elapsed since the initial effectiveness of the immediately prior Payment Blockage Notice. No nonpayment default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee shall be the basis for a subsequent Payment Blockage Notice (it being acknowledged that (i) any action of the Company or any of its Subsidiaries occurring subsequent to delivery of a Payment Blockage Notice that would give rise to any event of default pursuant to any provision of Senior Indebtedness under which an event of default previously existed (or was continuing at the time of delivery of such Payment Blockage Notice) shall constitute a new event of default for this purpose, and (ii) any breach of a financial covenant giving rise to a nonpayment default for a period ending subsequent to the date of delivery of the respective Payment Blockage Notice shall constitute a new event of default for this purpose).

         The Company may and shall resume payments on and distributions in respect of the Securities:

                  (i) in case of a default referred to in clause (a) above, the earlier of the date upon which the default is cured or waived in accordance with the terms of the governing instrument or ceases to exist, or

                  (ii) in the case of a default referred to in clause (b) above, the earlier of the date upon which the default is cured, waived in accordance with the terms of the governing instrument or ceases to exist or 179 days pass after the applicable Payment Blockage Notice is received if the maturity of such Senior Indebtedness has not been accelerated, unless this Article 10 otherwise prohibits the payment or distribution at the time of such payment or distribution.

         Upon any payment by the Company or distribution of assets of the Company of any kind or character, whether in Cash, property or securities, to creditors upon any dissolution or winding-up or liquidation or reorganization or bankruptcy of the Company, whether voluntary or involuntary, or insolvency, receivership or similar proceedings relating to the Company or its property, or an assignment for the benefit of creditors or any marshaling of the Company's assets or liabilities, all amounts due or to become due upon all Senior Indebtedness of the Company shall first be paid in full in Cash or other payment satisfactory to the holders of such Senior Indebtedness before any payment is made on account of the Principal Amount, Redemption Price, interest or any other amounts payable, if any, in respect of the Securities (except payments made pursuant to Article 8 hereof from monies deposited with the Trustee pursuant thereto prior to the happening of such dissolution or winding-up or liquidation or reorganization or bankruptcy of the Company, whether voluntary or involuntary or insolvency, receivership or similar proceedings relating to the Company or its property, or an assignment of the benefit of creditors or any marshaling of the Company's assets or liabilities), and upon any such dissolution or winding-up or liquidation or reorganization or bankruptcy of the Company, whether voluntary or involuntary or insolvency, receivership or similar proceedings relating to the Company or its property, or an assignment of the benefit of creditors or any marshaling of the Company's assets or liabilities, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in Cash, property or securities, to which the Holders of the Securities or the Trustee would be entitled, except for the provisions of this Article 10, shall (except as aforesaid) be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders of the Securities or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness of the Company as their interests may appear or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any such Senior Indebtedness may have been issued, as their respective interests may appear to the extent necessary to pay all such Senior Indebtedness in full in Cash or other payment satisfactory to the holders of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to the Holders of the Securities or to the Trustee.

         In the event that any Securities are declared due and payable before their Stated Maturity pursuant to Section 6.02 hereof, then and in such event the Company shall promptly notify holders of its Senior Indebtedness of such acceleration. The Company may not pay the Securities until five days have passed after such acceleration occurs and may thereafter pay the Securities only to the extent that this Article 10 permits the payment at that time.

         In the event that, notwithstanding the foregoing provisions, any payment or distribution of assets of the Company of any kind or character, whether in Cash, property or securities (including, without limitation, by way of setoff or otherwise), prohibited by the foregoing provisions in this Section 10.02, shall be received by the Trustee or the Holders of the Securities before all Senior Indebtedness of the Company is paid in full in Cash or other payment satisfactory to the holders of such Senior Indebtedness, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Indebtedness of the Company or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any such Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of all such Senior Indebtedness remaining unpaid to the extent necessary to pay all such Senior Indebtedness in full in Cash or other payment satisfactory to the holders of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

         For purposes of this Article 10, the words Cash, property or securities shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article 10 with respect to the Securities to the payment of all Senior Indebtedness of the Company which may at the time be outstanding; provided, (i) such Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of such Senior Indebtedness (other than leases that are not assumed by the Company or the new corporation, as the case may be) are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article 5 hereof shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this
Section 10.02 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article 5 hereof.

         Nothing in this Section 10.02 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.07 hereof. This Section 10.02 shall be subject to the further provisions of Section 10.05 hereof.

         SECTION 10.03. Subrogation of Securities.

         Subject to the payment in full in Cash or other payment satisfactory to the holders of Senior Indebtedness of all Senior Indebtedness of the Company, the rights of the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of Cash, property or securities of the Company applicable to such Senior Indebtedness until the Principal Amount, Redemption Price and interest, if any, in respect of the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of such Senior Indebtedness of any Cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this
Article 10, and no payment over pursuant to the provisions of this Article 10, to or for the benefit of the holders of such Senior Indebtedness by Holders of the Securities or the Trustee, shall, as between the Company, its creditors other than holders of its Senior Indebtedness, and the Holders of the Securities be deemed to be a payment by the Company to or on account of the Senior Indebtedness; and no payments or distributions of Cash, property or securities to or for the benefit of the holders of the Securities pursuant to the subrogation provisions of this Article 10, which would otherwise have been paid to the holders of Senior Indebtedness shall be deemed to be a payment by the Company to or for the account of the Securities. It is understood that the provisions of this Article 10 are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of Senior Indebtedness, on the other hand.

         Nothing contained in this Article 10 or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company, its creditors other than the holders of its Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the Principal Amount, Redemption Price and interest, if any, in respect of the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of its Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article 10 of the holders of Senior Indebtedness in respect of Cash, property or securities of the Company received upon the exercise of any such remedy.

         Upon any payment or distribution of assets of the Company referred to in this Article 10, the Trustee, subject to the provisions of Section 7.01 hereof, and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, delivered to the Trustee, to the Holders of the Securities for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 10.

         SECTION 10.04. Authorization by Holders.

         Each Holder of a Security by such Holder's acceptance thereof authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this
Article 10 and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

         SECTION 10.05. Notice to Trustee.

         The Company shall give prompt written notice in a form of an Officers' Certificate to a Trust Officer of any fact known to the Company which would prohibit the making of any payment of monies to or by the Trustee or any Paying Agent in respect of the Securities pursuant to the provisions of this Article 10, but failure to give such notice shall not affect the subordination of the Securities to the Senior Indebtedness as provided in this Article 10.

         Notwithstanding the provisions of this Article 10 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article 10, unless and until a Trust Officer shall have actually received written notice thereof at the Corporate Trust Office from the Company (in the form of an Officers' Certificate) or a holder or holders of Senior Indebtedness or a Representative or from any trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of Section 7.01 hereof, shall be entitled in all respects to assume that no such facts exist; provided, if on a date not fewer than two Business Days prior to the date upon which by the terms hereof any such monies may become payable for any purpose (including, without limitation, the payment of the Principal Amount, Redemption Price, interest or any other amounts payable, if any, in respect of any Security) the Trustee shall not have received, with respect to such monies, the notice provided for in this Section 10.05, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date.

         Notwithstanding anything to the contrary herein set forth, nothing shall prevent any payment of amounts deposited with the Trustee pursuant to
Section 8.01 hereof so long as the Trustee had no notice that such amounts when so deposited were prohibited pursuant to the provisions of Section 10.02 hereof.

         The Trustee, subject to the provisions of Section 7.01, shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder or a Representative of Senior Indebtedness of the Company (or a trustee on behalf of such holder) to establish that such notice has been given by a holder or a Representative of such Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness of the Company to participate in any payment or distribution pursuant to this Article 10, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article 10, and if such evidence is not furnished the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

         SECTION 10.06.  Trustee's Relation to Senior Indebtedness.

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article 10 in respect of any Senior Indebtedness of the Company at any time held by it, to the same extent as any other holder of such Senior Indebtedness, and nothing in this Article 10 or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder. The provisions of this Article 10 shall not apply to the Trustee's rights under
Section 7.07 hereof.

         With respect to the holders of Senior Indebtedness of the Company, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article 10, and no implied covenants or obligations with respect to the holders of such Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of the Company and, subject to the provisions of Section 7.01 hereof, the Trustee shall not be liable to any holder of such Senior Indebtedness if it shall pay over or deliver to Holders of Securities, the Company or any other Person money or assets to which any holder of Senior Indebtedness of the Company shall be entitled by virtue of this Article 10 or otherwise.

         SECTION 10.07. No Impairment of Subordination.

         No right of any present or future holder of any Senior Indebtedness of the Company to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by (i) any amendment of or addition or supplement to any such Senior Indebtedness or any instrument or agreement relating thereto (unless otherwise expressly provided therein), or (ii) any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of the instrument, regardless of any knowledge thereof which any such holder may have or otherwise be charged with or (iii) a failure to act by any Holders of Securities or the failure of such Holder to comply with this Indenture.

         SECTION 10.08. Reliance by Holders of Senior Indebtedness on Subordination Provisions.

         Each Holder of Securities by such Holder's acceptance thereof, acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Senior Indebtedness of the Company, whether such Senior Indebtedness was created, assumed or acquired before or after the issuance of the Securities, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness and such holder of Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness, and no amendment or modification of the provisions contained herein shall diminish the rights of such holder or holders unless such holder or holders shall have agreed in writing thereto.

         SECTION 10.09. Reinstatement of Subordination.

         If, at any time, all or part of any payment of any Senior Indebtedness theretofore made by the Company or any other Person is rescinded or must otherwise be returned by the holders of such Senior Indebtedness for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Company or such other Person), these subordination provisions shall continue to be effective or be reinstated, as the case may be, all as though such payment had not been made.

         SECTION 10.10. Permitted Payments.

         Nothing contained in this Article 10 or elsewhere in this Indenture, or in the Securities shall prevent (a) the Company at any time, except under the conditions described in Section 10.02 hereof, from making payments at any time of Principal Amount, Redemption Price or interest or any other amounts payable, if any, in respect of the Securities, or from depositing with the Trustee or any Paying Agent money for such payments, or (b) the application by the Trustee or Paying Agent of any monies deposited with it under this Indenture to the payment of or on account of the Principal Amount, Redemption Price or interest or any other amounts payable, if any, in respect of the Securities to the Holders of the Securities entitled thereto to the beneficiaries thereof, if such payment would not have been prohibited by the provisions of Section 10.02 hereof.

         SECTION 10.11. Article Applicable to Paying Agents.

         If at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article 10 shall (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this
Article 10 in addition to or in place of the Trustee; provided, however, the first paragraph of Section 10.05 hereof shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

         SECTION 10.12. Reliance on Judicial Order or Certificate of Liquidating Agent.

         Upon any payment or distribution of assets of the Company referred to in this Article 10, the Trustee and the Holders of Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 10.

                                   ARTICLE 11.
                              SECURITY AND PAYMENT

         SECTION 11.01. Zero Coupon Bond.

         The Principal Amount shall be secured by the Company's pledge of a non-callable United States government zero coupon security (the "Zero Coupon Bond"). On or before the date a Security is issued pursuant to this Agreement, the Company shall purchase the Zero Coupon Bond and perfect the Trustee's security interest therein through either (i) delivery to the Trustee of a certificated security representing ownership of the Zero Coupon Bond, along with an appropriate security power therefor, or (ii) designation of the Trustee as the entitlement holder (as such term is defined in Section 8.102 of the TBCC) with respect to the Zero Coupon Bond on behalf of the Holders pursuant to this Agreement, which designation shall be accomplished through the issuance of an appropriate entitlement order (as such term is defined in Section 8.102(a)(8) of the TBCC) and any other instrument reasonably requested by the issuer of the Zero Coupon Bond and/or the Trustee. The parties acknowledge that evidence of the Company's purchase of the Zero Coupon Bond may be provided in the form of a certificate reflecting Company ownership thereof or a letter issued by a governmental agency or institutional depositor confirming a book-entry credit in such agency's or entity's books and records in favor of the Company and, in such regard, the parties agree to take all reasonable and necessary steps to insure that the Trustee receives a perfected security interest in the Zero Coupon Bond in accordance with applicable law (which shall be the law of the State of Texas unless expressly required to be that of the state in which the issuer is located). The Zero Coupon Bond shall secure payment of the Company's obligations hereunder and, in the event of the Company's default and failure to pay obligations due Holders when due hereunder, the Trustee shall, subject to the provisions of Article 6 hereof, collect the proceeds thereof and distribute the same, first, to the Holders (pro rata, if necessary, in accordance with the Company's obligations), and second, the remainder, if any, to the Company.

         SECTION 11.02. Payment Of Interest; Interest Rights Preserved.

         (a) Interest on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid by the Company to the Trustee at least 5 days prior to the date due. Following receipt of such funds, the Trustee shall pay interest due to the person in whose name that Security is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose. Each installment of interest on any Security shall be paid in Cash to Payee's address located inside the United States on or before the date due.

         (b) Except as otherwise specified with respect to the Securities, any interest on any Security that is payable, but is returned undeliverable to the Trustee following any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder thereof on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (i) or (ii) below:

                  (i) The Company may elect to make payment of any Defaulted Interest to the persons in whose names the Securities are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. At any time following receipt of the Trustee's report of Defaulted Interest, the Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment (which shall not be less than 20 days after such notice is received by the Trustee), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities at his address as it appears on the list of Holders maintained pursuant to Section 2.05 hereof not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in an Authorized Newspaper in each place of payment, but such publications shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the persons in whose names the Securities are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause
(ii).

                  (ii) The Company may make payment of any Defaulted Interest on the Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                  (iii) The Trustee shall pay, with the proceeds of the Zero Coupon Bond, any accrued and unpaid interest in accordance with the provisions of Section 12.01 hereof.

         Subject to the foregoing provisions of this Section and Section 2.06 hereof, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         SECTION 11.03 Payment of Principal Amount.

         (a) The Principal Amount that is due and payable shall be punctually paid or duly provided for by the Company, Trustee at least 5 days prior to the Stated Maturity date. Following receipt of such funds, the Trustee shall pay such Principal Amount to the person in whose name that Security is registered at the close of business on the Regular Record Date for such Principal Amount at the office or agency of the Company maintained for such purpose. Each Principal Amount shall be paid in Cash to Payee's address located inside the United States.

         (b) Except as otherwise specified with respect to the Security, any Principal Amount on any Security that is payable, but is returned undeliverable to the Trustee following any applicable Maturity Date (herein called "Defaulted Principal") shall forthwith cease to be payable to the registered Holder thereof on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Principal Amount may be paid by the Company, at its election in each case, as provided in clause (i) and (ii) below:

                  (i) The Company may elect to make payment of any Defaulted Principal Amount to the persons in whose names the Securities are registered at the close of business on a Special Record Date for the payment of such Defaulted Principal Amount, which shall be fixed in the following manner. At any time following receipt of the Trustee's report of Defaulted Principal, the Company shall notify the Trustee in writing of the amount of Defaulted Principal Amount proposed to be paid on each Security and the date of the proposed payment (which shall not be less than 20 days after such notice is received by the Trustee), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Principal Amount or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Principal Amount as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Principal Amount which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Principal Amount and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities at his address as it appears on the list of Holders maintained pursuant to Section 2.05 hereof not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in an Authorized Newspaper in each place of payment, but such publications shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Principal Amount and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Principal Amount shall be paid to the persons in whose names the Securities are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (ii).

                  (ii) The Company may make payment of any Defaulted Principal Amount on the Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         SECTION 11.04. Remaining Sums. The Trustee shall pay any remaining proceeds of the Zero Coupon Bond and any unpaid Principal Amount to the Company on June 30, 2016. Payment shall be made by wire transfer by the Trustee to the Company's designated account within the United States and thereafter neither the Trustee nor the Company shall have any further obligations to one another or any Holder pursuant to this Indenture.

                                   ARTICLE 12.
                                  MISCELLANEOUS

         SECTION 12.01. Trust Indenture Act.

         This Indenture is hereby made subject to, and shall be governed by, the provisions of the TIA required to be part of and to govern indentures qualified under the TIA; provided, however, this Section 12.01 shall not require this Indenture or the Trustee to be qualified under the TIA prior to the time such qualification is in fact required under the terms of the TIA, nor shall it constitute any admission or acknowledgment by any party that any such qualification is required prior to the time such qualification is in fact required under the terms of the TIA. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in an indenture qualified under the TIA, such required provision shall control.

         SECTION 12.02. Notices.

         Any request, demand, authorization, notice, waiver, consent or communication shall be in writing and delivered in Person or mailed by first class mail, postage prepaid, addressed as follows or transmitted by facsimile transmission (confirmed by overnight courier) to the following facsimile numbers:

         if to the Company:

         Austin Funding.com Corporation
         823 Congress Avenue, Suite 515
         Austin, Texas 78701
         Attention:  Mr. Glenn A. LaPointe, President
         Phone:  (512) 480-8000
         Telecopy:  (512) 480-8001

         with a copy to:

         Mr. Jack A. Selman
         Selman & Munson, P.C.
         111 Congress Plaza, Suite 1000
         Austin, Texas  7801
         Phone:  (512) 505-5955
         Telecopy:  (512) 505-5956

         if to the Trustee:

         Norwest Bank Texas, N.A.

         -------------------------

         -------------------------
         Attn:
               -------------------
         Phone: (   )
                 ---  ------------
         Telecopy: (   )
                    ---  ---------

         The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

         Any notice or communication given to a Holder shall be mailed to the Holder, by first class mail, postage prepaid, at the Holder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

         Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not received by the addressee.

         If the Company mails a notice or communication to the Holders, it shall mail a copy to the Trustee and each Registrar, Paying Agent or co-registrar.

         SECTION 12.03. Communication by Holders with Other Holders.

         Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar, the Paying Agent and anyone else shall have the protection of TIA Section 312(c).

         SECTION 12.04. Certificate and Opinion as to Conditions Precedent.

         Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

         (a) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

         (b) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

         SECTION 12.05. Statements Required in Certificate or Opinion.

         Each Officers' Certificate or Opinion of Counsel with respect to compliance with a covenant or condition provided for in this Indenture shall include:

         (a) a statement that each individual making such Officers' Certificate or Opinion of Counsel has read such covenant or condition;

         (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such Officers' Certificate or Opinion of Counsel are based;

         (c) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement that, in the opinion of such individual, such covenant or condition has been complied with.

         SECTION 12.06. Severability Clause.

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 12.07. Rules By Trustee, Paying Agent and Registrar.

         The Trustee may make reasonable rules for action by or a meeting of Holders. The Registrar and the Paying Agent may make reasonable rules for their functions.

         SECTION 12.08. Governing Law.

         THE LAWS OF THE STATE OF TEXAS SHALL GOVERN THIS INDENTURE AND THE SECURITIES, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

         SECTION 12.09. No Recourse Against Others.

         A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

         SECTION 12.10. Successors.

         All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

         SECTION 12.11. Multiple Originals.

         The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

         IN WITNESS WHEREOF, the undersigned, being duly authorized, have executed this Indenture on behalf of the respective parties hereto as of the date first written above.

                                    AUSTIN FUNDING.COM CORPORATION,
                                    a Nevada corporation

                                    By:
                                         ---------------------------------------
                                         Glenn A. LaPointe, President


                                    NORWEST BANK TEXAS, N.A.,
                                    a
                                     -------------------------

                                    By:
                                           -------------------------------------
                                    Name:
                                           -------------------------------------
                                    Title:
                                           -------------------------------------

                                   EXHIBIT "A"
                           [FORM OF FACE OF SECURITY]
                         AUSTIN FUNDING.COM CORPORATION

            8% SECURED SUBORDINATED DEBENTURE DUE DECEMBER ____, 2015

FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, THIS SECURITY BEARS INFORMATION INCLUDING THE PRINCIPAL AMOUNT, THE ISSUE DATE AND THE INTEREST RATE. ADDITIONAL INFORMATION WILL BE MADE AVAILABLE TO HOLDERS UPON REQUEST TO GLENN A. LAPOINTE OF THE COMPANY AT (512) 480-8000.

No.
Issue Date:            ,                   Principal Amount:  $
             ----------  -----                                 -----------
Interest Rate:  8% per annum               CUSIP:
                                                   ------------
                                           Stated Maturity:  December     , 2015
                                                                      ----

         Austin Funding.com Corporation, a Nevada corporation, promises to pay to _________________ or registered assigns, on ________, 2015, the Principal Amount of _____________________________ Dollars ($_______________________)].

         Interest on the Principal Amount hereof will be paid as specified on the other side of this Security.

         Additional provisions of this Security are set forth on the other side of this Security.

         IN WITNESS WHEREOF, Austin Funding.com Corporation has caused this instrument to be duly executed.


                                 AUSTIN FUNDING.COM CORPORATION,
                                 a Nevada corporation


                                 By:
                                     -------------------------------------------
                                     Glenn A. LaPointe, President

                                 Dated:
                                       -----------------------------------------

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         Norwest Bank Texas, N.A., as Trustee, certifies that this is one of the Securities referred to in the within-mentioned Indenture.



                                    By:
                                           -------------------------------------
                                    Name:
                                           -------------------------------------
                                    Title:
                                           -------------------------------------

                       [FORM OF REVERSE SIDE OF SECURITY]

                         AUSTIN FUNDING.COM CORPORATION


1.       INTEREST

         This Security shall bear interest at the rate of eight percent (8%) per annum, payable monthly commencing on ________, ____.

         The principal hereof is secured by a non-callable United States government zero coupon security in the principal amount of $10,000,000, purchased at an original issue discount of $__________, maturing on December ____, 2015.

2.       METHOD OF PAYMENT

         Subject to the terms and conditions of the Indenture, the Company will make payments in respect of the Securities to the Persons who are registered Holders of Securities (i) interest only, commencing on ___________ and continuing thereafter on the 1st day of each month until the Stated Maturity date; and (ii) all then remaining unpaid principal, on the (1) Redemption Date,
(2) the Stated Maturity date, as the case may be. Holders must surrender Securities to the Paying Agent to collect such payments in respect of the Securities. The Company will pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may make such cash payments by check payable in such money.

3.       PAYING AGENT AND REGISTRAR

         Initially, Norwest Bank Texas, N.A., a __________ ______________ (the "Trustee"), will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice, other than notice to the Trustee. The Company or any of its Subsidiaries or any of their Affiliates may act as Paying Agent, Registrar or co-registrar.

4.       INDENTURE

         The Company issued the Securities under an Indenture (the "INDENTURE"), dated as of ___________, 1999, between the Company and the Trustee. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Holders are referred to the Indenture for a statement of those terms.

         The Securities are secured subordinated obligations of the Company limited to $10,000,000 aggregate Principal Amount (subject to Sections 2.02 and
2.07 of the Indenture). The Indenture does not limit other indebtedness of the Company, secured or unsecured, including Senior Indebtedness of the Company.

5.       REDEMPTION AT THE OPTION OF THE COMPANY

         No sinking fund is provided for the Securities. The Securities are redeemable as a whole, or from time to time in part, at any time at the option of the Company.

         Notice of redemption at the option of the Company will be mailed at least 20 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at the Holder's registered address. If money sufficient to pay the Redemption Price of all Securities (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent in accordance with the provisions of the Indenture, on and after the Redemption Date interest ceases to accrue on such Securities or portions thereof. Securities in denominations larger than $1,000 of Principal

Amount may be redeemed in part but only in multiples of $1,000 of Principal Amount.

6.       SUBORDINATION

         The Securities are subordinated to all existing and future Senior Indebtedness of the Company. To the extent provided in the Indenture, Senior Indebtedness of the Company must be paid before the Securities may be paid. The Indenture does not limit the present or future amount of Senior Indebtedness that the Company may have. The Company agrees, and each Holder by accepting a Security agrees, to the subordination and authorizes the Trustee to give it effect and appoints the Trustee as attorney-in-fact for such purpose.

7.       DENOMINATIONS; TRANSFER; EXCHANGE

         The Securities are in registered form, without coupons, in denominations of $5,000 of Principal Amount and integral multiples of $5,000. A Holder may transfer Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities in respect of which a Repurchase Notice or has been given and not withdrawn (except, in the case of a Security to be purchased in part, the portion of the Security not to be purchased) or any Securities for a period of 15 days before the mailing of notice of Securities to be redeemed.

8.       PERSONS DEEMED OWNERS

         The registered Holder of this Security may be treated as the owner of this Security for all purposes.

9.       UNCLAIMED MONEY OR SECURITIES

         The Trustee and the Paying Agent shall return to the Company upon written request any money or securities held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years, provided, however, that a Trustee or such Paying Agent, before being required to make any such return, shall at the expense of the Company cause to be mailed to each such Holder notice that such money or securities remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed money or securities then remaining will be returned to the Company. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person.

10.      AMENDMENT; WAIVER

         Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in aggregate Principal Amount of the Securities at the time outstanding, and (ii) certain Defaults and Events of Defaults may be waived with the written consent of the Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company and the Trustee may amend the Indenture or the Securities to cure any ambiguity, defect or inconsistency, or to provide for the assumption of the Company's obligations to the Holders of the Securities in case of a merger or consolidation or sale of all or substantially all of the Company's assets; to provide for uncertificated Securities in addition to or in place of certificated Securities or to make any change that does not adversely affect the rights of any Holder or to comply with any requirement of the SEC in connection with the qualification of the Indenture under the TIA.

11.      DEFAULTS AND REMEDIES

         Under the Indenture, Events of Default include (i) the Company defaults in the payment of the Principal Amount or on any Security when the same becomes due and payable at its Stated Maturity, upon redemption, upon declaration, when due for repurchase by the Company or otherwise, whether or not such payment shall be prohibited by Article 10 of the Indenture; (ii) the Company fails to comply with any of its agreements or covenants in this Security or the Indenture (other than those referred to in clause (i) above) and such failure continues for 60 days after receipt by the Company of a Notice of Default; and (iii) certain events of bankruptcy or insolvency as set forth in the Indenture. If an Event of Default occurs and is continuing, the Trustee, or the Holders of at least 25% in aggregate Principal Amount of the Securities at the time outstanding, may declare all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Securities being declared due and payable immediately upon the occurrence of such Events of Default.

         Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. The Trustee may not dispose of, or disburse the proceeds of, the zero coupon security until its maturity in 2015. Subject to certain limitations, Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing Default (except a Default in payment of amounts specified in clause (i) above) if it determines that withholding notice is in their interests.

12.      TRUSTEE DEALINGS WITH THE COMPANY

         The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

13.      NO RECOURSE AGAINST OTHERS

         A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

14.      AUTHENTICATION

         This Security shall not be valid until an authorized signatory of the Trustee manually signs the Trustee's Certificate of Authentication on the other side of this Security.

15.      ABBREVIATIONS

         Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TENANT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

16.      GOVERNING LAW

         THE LAWS OF THE STATE OF TEXAS SHALL GOVERN THE INDENTURE AND THIS SECURITY, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

         The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

         Austin Funding.com Corporation
         823 Congress Avenue, Suite 515
         Austin, Texas 78701
         Attention:  Mr. Glenn A. LaPointe, President
         Telecopy:  (512) 480-8001

                              [FORM OF ASSIGNMENT]

         For value received ________________________ hereby sell(s), assign(s) and transfer(s) unto _____________________ (Please insert social security or other Taxpayer Identification Number of assignee) the within Security, and hereby irrevocably constitutes and appoints _____________ attorney to transfer the said Security on the books of the Company, with full power of substitution in the premises.


Dated:                               -------------------------------------------
        --------------
                                     -------------------------------------------

                                     -------------------------------------------
                                     Signature(s)



                  Signature(s) must be guaranteed by an eligible Guarantor Institution (a bank, a stock broker, a savings and loan association or a credit union) with membership in an approved signature guarantee program pursuant to Securities and Exchange Commission Rule 17Ad-15) if shares of Common Stock are to be issued, or Securities to be delivered, other than to or in the name of the registered holder.

                                    --------------------------------------------
                                    Signature Guaranty

NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement or any change whatever.